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                                                                   EXHIBIT 10.43

                         EQUALNET COMMUNICATIONS CORP.
                          1250 Wood Branch Park Drive
                           Houston, Texas  77079-1212



                                 July 21, 1998



SA Telecommunications, Inc.
1600 Promenade Center, 15th Floor
Richardson, Texas  75080
Attention:  Albert B. Gordon, Jr.

     Re:  Assignment of Rights and Obligations Under Purchase Agreement

Ladies and Gentlemen:

     Reference is made to (i) the Purchase Agreement, dated as of January 15, 1998, among SA Telecommunications, Inc. and certain of its subsidiaries (collectively, the "Sellers"), EqualNet Corporation (the "Buyer") and EqualNet Communications Corp. (fka EqualNet Holding Corp.) ("EqualNet"), as amended from time to time (the "Purchase Agreement"); and (ii) the Management and Services Agreement, dated as of March 12, 1998, by and among Buyer, EqualNet and the Sellers, as amended from time to time (the "Management Agreement"). Capitalized terms used but not defined herein shall have the meaning given to such terms in the Purchase Agreement. Subject to and effective upon the consent of the Sellers, to be evidenced by their signature below, the Buyer hereby assigns to USC Telecom, Inc., a Delaware corporation ("USC Telecom"), and USC Telecom hereby assumes, all of Buyer's rights, obligations and interests under the Purchase Agreement, the other Transaction Documents (as defined in the Purchase Agreement) and the Management Agreement. In consideration of the foregoing assignment and assumption, Buyer hereby guaranties the due and punctual payment and performance by USC Telecom of all of USC Telecom's obligations under the Purchase Agreement, the other Transaction Documents and the Management Agreement.

     USC Telecom is a wholly owned subsidiary of EqualNet. EqualNet hereby consents to the foregoing assignment and assumption and, consistent with Section 18(j) of the Purchase Agreement, guaranties the due and punctual payment and performance by USC Telecom of all of USC Telecom's obligations under the
Purchase Agreement and the other Transaction Documents.
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     USC Telecom agrees to be bound to all terms and conditions of, and shall be deemed to make all representations made by, the Buyer under the Purchase Agreement and the Management Agreement to the same extent as if USC Telecom were originally named as the "Buyer" under said agreements; provided, however, that USC Telecom shall be obligated to close under the Purchase Agreement (i.e., to purchase and pay for the Assets) if Buyer would have been obligated to close absent the assignment to USC Telecom provided for herein.

     Buyer and USC Telecom shall be jointly and severally liable for all payment obligations and adjustments under the Purchase Agreement, the other Transaction Documents, and the Management Agreement. Sellers agree that USC Telecom shall be entitled to all rights and benefits currently held by Buyer under the Purchase Agreement, the other Transaction Documents and the Management Agreement.

     Except as expressly provided herein, all terms and conditions of the Purchase Agreement, the other Transaction Documents and the Management Agreement shall remain in full force and effect. Nothing herein shall be deemed a waiver of any party's rights under the Purchase Agreement, the other Transaction Documents and the Management Agreement with respect to any breaches that may have occurred prior to the date of this letter.

     Please acknowledge your consent to the foregoing assignment and assumption by signing below and delivering an executed copy of this letter to the attention of Dean Fisher.

                                   EQUALNET CORPORATION



                                   By:  /s/ Dean H. Fisher
                                        ------------------
                                        Dean H. Fisher
                                        Vice President

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                                     EQUALNET COMMUNICATIONS CORP.



                                     By:  /s/ Mitchell H. Bodian
                                          ----------------------
                                          Mitchell H. Bodian, President


                                     USC TELECOM, INC.



                                     By:  /s/ Mitchell H. Bodian
                                          ----------------------
                                          Mitchell H. Bodian, President


ACKNOWLEDGED AND AGREED:

SA TELECOMMUNICATIONS, INC.
ADDTEL COMMUNICATIONS, INC.
LONG DISTANCE NETWORK, INC.
NORTH AMERICAN TELECOMMUNICATIONS
 CORPORATION
U.S. COMMUNICATIONS, INC.
SOUTHWEST LONG DISTANCE NETWORK, INC.
UNIQUEST COMMUNICATIONS, INC.
Debtors and Debtors-in-possession



By:  /s/ Albert B. Gordon, Jr.
     -------------------------
     Albert B. Gordon, Jr., CEO

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